Exhibit 99.1

Yuengling’s Ice Cream Announces Acquisition of Cybersecurity Firm

ReachOut Technology. Rick Jordan new President & CEO and a Director as

Dickson and Bohorad Step Down.

ATLANTA, GA, November 15, 2023 (GLOBE NEWSWIRE) -- via NewMediaWire – Yuengling’s Ice Cream Corporation (“Yuengling’s” or the “Company”) (OTC: YCRM) is pleased to announce the acquisition of ReachOut Technology (“ReachOut”), Rick Jordan has assumed President & CEO role and been appointed a Director of Yuengling’s Ice Cream Corporation. Robert Bohorad, former President and CEO, and Everett Dickson, former Director, have stepped down but will assist with the transition.

Everett Dickson, outgoing Director, expressed his enthusiasm about the acquisition, stating, “We are fortunate to have concluded a transaction with an economically strong and vibrant Managed Service Provider in the fast and increasingly important cybersecurity and IT space like ReachOut Technology, and such a dynamic leader like Rick Jordan to lead the company going forward. Rob and I look forward to working with the ReachOut team through the transition.”

Rick Jordan commented on the acquisition, saying, “This is a monumental step for both Yuengling’s Ice Cream’s shareholders and ReachOut Technology. We are poised to blend our strengths and embark on a journey of innovation and growth. I am thrilled to lead this new chapter and drive forward our shared vision of excellence and market leadership in cybersecurity and Managed Services.”

Kevin Harrington, a member of the Board of Directors at ReachOut Technology, commented on Rick Jordan's leadership, “Rick has raw talent; he’s a leader with a proven track record in business and has a great network with a following at the highest circles in business. I know Rick knows how to scale, he has done it, and he’s a man of integrity and a great friend. I've seen firsthand the results he’s delivered, and he continues to deliver. Mentorship has changed my life, and it can be the secret to change yours.”

About Yuengling’s Ice Cream (YCRM)
Yuengling’s Ice Cream was founded by American businessman Frank D. Yuengling in 1920 to help support the family brewery during Prohibition, which lasted from January, 1920 to December, 1933. Spun off as a separate company from the brewery in 1935, Yuengling's maintained a strong tradition of making exceptional gourmet ice cream products in central Pennsylvania. The company discontinued production in 1985 when no family successor emerged. In 2014, the brand was revived with plans to expand the brand’s production and distribution. A recent corporate reorganization resulted in the company seeking alternative options for the ice cream assets.

About ReachOut Technology

ReachOut Technology is not your typical Managed Service Provider (MSP). We are a transformative force in cybersecurity and IT services, dedicated to serving Small to Medium Sized Businesses (SMBs) with unparalleled excellence. Our innovative approach and unwavering commitment to superior solutions have established us as industry trailblazers, redefining standards and crafting extraordinary client experiences. At ReachOut, our partners are more than just clients; they are integral members of a movement that is reshaping the future of cybersecurity.

Our mission is succinct yet profound: "Cybersecurity for All." We are on a relentless pursuit to revolutionize the Cybersecurity & IT Service Provider landscape for SMBs, with the goal of creating the first nationwide brand in our sector. Rick Jordan, our visionary founder, encapsulates our ethos perfectly: “Many IT firms fall short, leaving SMBs vulnerable. At ReachOut, we are leveling the playing field, ensuring that businesses, regardless of size or location, have access to top-tier security solutions.”

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Founded by Rick Jordan to fill a critical gap in the IT services market, ReachOut Technology is evolving into a formidable nationwide cybersecurity entity. We are proud to be the first MSP of our kind to independently go public, a testament to our commitment to authenticity and innovation in a landscape often dominated by acquisitions and mergers. Our journey is fueled by both organic growth and strategic acquisitions, as we strive to build a national legacy in cybersecurity and IT services. Our board, graced by high-profile members such as Kevin Harrington (Original Shark from Shark Tank), is a reflection of our commitment to excellence and our unwavering belief in the transformative power of cybersecurity.

About Rick Jordan: A Visionary Leader in Cybersecurity and Business

Rick Jordan, the CEO and Founder of ReachOut Technology, epitomizes resilience, innovation, and expertise in the realms of cybersecurity and entrepreneurship. His journey from the inception of ReachOut Technology during a challenging personal and economic period to its evolution into a publicly held industry leader is a testament to the American dream. Rick's path has been shaped by unwavering perseverance, a relentless 'never-quit' attitude, and a commitment to going ALL IN, even amidst personal financial hardships and the joys and challenges of fatherhood with newborn twins.

As a nationally recognized voice, Rick frequently appears on global networks such as Bloomberg, Newsmax, Cheddar, NewsNation, Reuters, Fox, and NBC. His insights on business, cybersecurity, and current events are highly sought after, even in the White House, underscoring his significant influence and authority in the industry.

Rick's leadership style is deeply involved and motivational. He hosts a weekly "CEO Talk" every Monday, engaging and inspiring his entire company. This approach fosters a strong company culture and aligns the team with the company's goals and vision. His strategic mind and ability to foresee industry trends have made him a disruptor in the cybersecurity space.

A key milestone in Rick's leadership was partnering with Kevin Harrington, the Original Shark from Shark Tank, to take ReachOut Technology public. This strategic partnership has been instrumental in the company's growth trajectory, positioning it for greater success and market impact.

Rick passionately shares his knowledge and inspiration through his podcast, “ALL IN with Rick Jordan.” The podcast, which enjoys a global audience in over 70 countries and ranks in the top 2.5% worldwide, delves into the intricacies of building successful businesses, nurturing relationships, and leading a fulfilling life. Rick's ability to connect and motivate his audience is evident in the podcast's widespread acclaim.

Rick's skills and knowledge span a broad spectrum, making him a unique figure in the industry. Known for never shying away from a challenge and remaining steadfast in adversity, Rick lives life on his own terms. Whether tackling new challenges, disproving doubters, or enjoying a glass of his favored MaCallan Scotch, Rick Jordan is an inspiration, encouraging others to embrace life fully.

Follow Rick's journey and get inspired by connecting with him on social media @MrRickJordan.

For media and TV appearance inquiries with Rick Jordan (CEO) & Yuengling’s Investor Relations Contact:
Name: Ashley Kedra
Email: pr@reachoutit.com
Phone: 312-288-8008

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Information about Forward-Looking Statements
This press release contains “forward-looking statements” that include statements regarding expected financial performance and growth information relating to future events. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of the Company and its officers and managers, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. Important factors that could cause these differences include, but are not limited to; inability to gain or maintain licenses, reliance on unaudited statements, the Company’s need for additional funding, governmental regulation of the cannabis industry, the impact of competitive products and pricing, the demand for the Company’s products, and other risks that are detailed from time-to-time in the Company’s filings with the United States Securities and Exchange Commission. All statements other than statements of historical fact are statements that could be forward-looking statements. You can typically identify these forward-looking statements through use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Yuengling’s expresses its expectations, beliefs and projections in good faith and believes that its expectations reflected in these forward-looking statements are based on reasonable assumptions. However, there is no assurance that these expectations, beliefs and projections will prove to have been correct. Such statements reflect the current views of Yuengling’s with respect to its operations and future events, and are subject to certain risks, uncertainties and assumptions relating to its proposed operations, including the risk factors set forth herein. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, Yuengling’s actual results may vary significantly from those intended, anticipated, believed, estimated, expected or planned. In light of these risks, uncertainties and assumptions, any favorable forward-looking events discussed herein might not be realized and occur. Yuengling’s undertakes no obligation to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed description of the risk factors and uncertainties affecting Yuengling’s Ice Cream (YCRM), please refer to Yuengling’s recent Securities and Exchange Commission filings, which are available at www.sec.

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